Long-Term Investments	6 Months Ended
Dec. 31, 2025
Long-Term Investments [Abstract]
Long-term Investments

Note 9 — Long-term investments

On December 30, 2024, the Company completed the acquisition of 22.5% ordinary equity interest in Corpotech Holdings Limited, which, through its wholly owned subsidiary, Corpotech Limited, owns a data center in Tsing Yi, Hong Kong, for a total consideration of US$2.25 million.

The carrying amount of the Company’s equity investments in Corpotech Holdings Limited was HKD17,467,088 (US$2,244,175) and the proportionate share of the investee’s net income or loss was HKD107,395 (US$13,798). For the six months ended December 31, 2025, the Company did not receive any dividend from Corpotech Holdings Limited.

The Company performs impairment assessment of its investments and there is no impairment being recognized during the period.